As filed with the U.S. Securities and Exchange Commission on April 22, 2025
Registration Nos. 2-95019
811-04189

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 10	☒

Metropolitan Tower Separate Account Two
(Exact Name of Registrant)

Metropolitan Tower Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (212) 578-9500
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: April 28, 2025
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 28, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

April 28, 2025
Flexible Premium Multifunded Life Insurance Policies
Issued by Metropolitan Tower Separate Account Two of
Metropolitan Tower Life Insurance Company
Prospectus
This Prospectus describes individual flexible premium multifunded life insurance policies (“Policies”) issued by Metropolitan Tower Life Insurance Company (“Metropolitan Tower,” the “Company,” “we,” “us” or “our”). The Policies are designed to provide lifetime insurance coverage on the Insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows a Policy Owner to provide for changing insurance needs within the confines of a single insurance Policy. The Policies are no longer offered for sale.
The Policy provides for a death benefit payable at the Insured's death as long as the Policy is still in effect. The Policy Owner (“Policy Owner,” “you,” “your” or “yours”) may choose either Death Benefit Option A (the death benefit is fixed in amount) or Death Benefit Option B (the death benefit includes the Policy's Cash Value in addition to a fixed insurance amount). If greater than the death benefit otherwise payable under Option A or B, a minimum death benefit equivalent to a percentage of the Cash Value of the Policy will be paid.
The premiums paid, less premium expense charges, will be allocated at the Policy Owner's discretion among one or more Investment Divisions of Metropolitan Tower Separate Account Two (“Separate Account”) and/or a fixed interest account (“Fixed Account”) within the General Account of Metropolitan Tower. The assets in each Investment Division are invested in shares of one of the portfolios (“Portfolios”) listed in Appendix A.
The Policy's Cash Value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the Fixed Account. The Cash Value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.
The Policy Owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these Policies or determined if this Prospectus is accurate or complete. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Investment Divisions or Portfolios will perform. Interests in the Separate Account, the Portfolios and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Policy was not available in all states. Metropolitan Tower's obligations under the Policy are subject to its financial strength and claims-paying ability. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

DEFINITIONS
Age — The age in full years of the Insured at issue of the Policy plus the number of full Policy Years completed since issue. A full Policy Year is completed upon the commencement of the next succeeding Policy Year.
Beneficiary — The beneficiary is the person or persons designated by the Policy Owner to receive the insurance proceeds upon the death of the Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy Owner.
Cash Surrender Value — The Cash Value less any indebtedness, any accrued and unpaid Monthly Deduction and any applicable transaction charge.
Cash Value — The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.
Date of Policy — The date set forth in the Policy that is used to determine Policy Years and Policy Months. Policy anniversaries are measured from the Date of Policy.
Date of Receipt — The date that premium payments and communications will be deemed to be received at our Designated Office.
Designated Office —  Our designated office varies based on the type of service request or transaction that you are making. The most recent correspondence or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. Your premium payment bill will have the address and telephone number that you can use to pay premiums. We will notify you if there are changes to this information.
Final Date — The policy anniversary on which the Insured is age 95.
Fixed Account — An account which is part of the General Account and to which Metropolitan Tower will allocate net premiums as directed by the Policy Owner and credit certain fixed rates of interest. Aspects of the Fixed Account are briefly summarized in the Prospectus in order to give a better understanding of how the Policy functions.
Fund — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Tower other than those allocated to the Separate Account or any other separate account.
Guideline Annual Premium — The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Tower as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.
Indebtedness — The total of any unpaid Policy loan and loan interest.
Insured — The person upon whose life the Policy is issued.

Investment Start Date — The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at our Designated Office.
Investment Division — A subdivision of the Separate Account . The assets in each investment division are invested exclusively in the shares of a specified Portfolio.
Loan Value — The maximum amount that may be borrowed under the Policy . The loan value equals the Policy's Cash Surrender Value less two Monthly Deductions , or, if greater, 75% (90% in Virginia and Maryland) of the Cash Surrender Value (or, in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater).
Minimum Initial Specified Face Amount — The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for Insureds in the preferred rate class and $50,000 for all other Insureds.
Monthly Anniversary — The same date in each month as the Date of Policy . For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary .
Monthly Deduction — Charges deducted monthly from the Cash Value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly Policy charges.
Planned Periodic Premium — The Policy Owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time.
Policy — The flexible premium multifunded life insurance policy offered by Metropolitan Tower and described in this Prospectus.
Policy Loan Account — An account within the General Account to which Cash Value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy Owner is transferred.
Policy Month — The month beginning on the Monthly Anniversary .
Policy Owner (“Owner”)  — The person so designated in the application or as subsequently changed.
Policy Year — A Policy Year is a 12 month period between the anniversaries of a Policy. The first policy year starts on the Date of Policy.
Portfolio — A Portfolio represents a class (or series) in an underlying mutual fund (“Fund”) in which an investment division's assets are invested.
Separate Account — Metropolitan Tower Separate Account Two, a separate investment account of Metropolitan Tower through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy Owner.
Specified Face Amount — The amount set forth on the face of the Policy .
Target Premium — The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained Age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest.

Valuation Date — Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is sufficient degree of trading in the Portfolio's securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.
Valuation Period — The period between two successive Valuation Dates , commencing at 4:00 p.m., Eastern Time, on each Valuation Date and ending at 4:00 p.m., Eastern Time, on the next succeeding Valuation Date.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Not Applicable
Transaction Charges	You may be charged for other transactions (such as when you make a premium payment or request an increase in the death benefit or request more than one illustration in a year).			“Charges and Deductions — Premium Expense Charges”
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., Age, sex and risk classification). There is also a mortality and expense risk charge deducted.
You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
“Charges and Deductions – Monthly Deduction from Cash Value” “Charges and Deductions – Charges Against the Separate Account”
	ANNUAL FEE	MIN.	MAX.
	Investment options ( Portfolio fees and expenses)	0.28%	0.85%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			“Principal Risks”
Not a Short- Term Investment
The Policies are designed to provide lifetime insurance protection.
They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., Portfolios). Each investment option (including any Fixed Account investment option)
has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”
Insurance Company Risks
An investment in the Policy is subject to the risks related to
Metropolitan Tower Life, including any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Policy, including any death benefit, which are subject to the claims paying ability of Metropolitan Tower Life. If Metropolitan
Tower Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Tower
Life, including its financial strength ratings, is available upon request by calling: (833) 642-1007 or visiting: https://
www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS
Contract Lapse
Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment experience of the Portfolios is poor, you have taken partial withdrawals, and the Cash Surrender Value under your Policy is insufficient to cover the Monthly Deduction.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences (see "Principal Risks - Loan Risks"). If the
Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
There are no restrictions that may limit the investments you may choose. Policy Owners may transfer Cash Value between and among the Investment Divisions and the Fixed Account. The minimum
amount you may transfer is $50, or if less, the total amount in the
Investment Division or the Fixed Account. Metropolitan Tower Life
may limit transfers to six (6) per Policy Year. Restrictions may apply to frequent transfers.
Metropolitan Tower Life reserves the right to remove or substitute
Portfolios as investment options that are available under the Policy.
“Payment and Allocation of Premiums — Cash Value Transfers”
Optional Benefits
Optional insurance benefits were available to be elected at Policy issue only. The optional benefits avalible to be elected at Policy issue only include the Disability Waiver Benefit Rider, Accidental Death
Benefit Rider, Children's Term Insurance Benefit Rider and Spouse
Term Insurance Benefit Rider. Optional income plans are available upon the death of the Insured when the Policy reaches its Final Date or if a Policy is surrendered for its Cash Surrender Value.
“Policy Benefits – Optional Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences
“Tax Considerations”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend paying additional
premiums under the Policy over another investment.
“Distribution of the Policies”
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Policy .
“Distribution of the Policies” “Policy Rights– Exchange Privilege”

OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed to provide lifetime insurance coverage on the Insured(s) named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance Policy. The Policy also provides tax deferred accumulation of assets as well as favorable tax treatment of insurance proceeds. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
A Policy Owner has considerable flexibility concerning the amount and frequency of premium payments. The Policy Owner could have elected a Planned Periodic Premium schedule to pay premiums annually or on a monthly “check-o-matic” (or payroll deduction plan if provided by the employer of the Policy Owner) or on a semi-annual basis. The schedule will provide for a premium payment of a level amount determined by the Policy Owner at fixed intervals over a specified period of time. A Policy Owner need not adhere to the Planned Periodic Premium payment schedule. Instead, a Policy Owner may, make premium payments in any amount and at any frequency provided that: (i) the premium payments cannot exceed the maximum premium limitations determined by the Internal Revenue Service relating to the definition of life insurance (unless required to keep the Policy from terminating); (ii) the minimum planned premium payment after the first Policy Year must be $50 ($25 on a “check-o-matic” or other pre-authorized transfer basis); and (iii) every unplanned premium payment must be at least $250. However, the Policy Owner may be required to make an unscheduled premium payment in order to keep the Policy in force. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the Investment Divisions and/or the Fixed Account. If you terminate your participation in optional benefits which have allocations to specific Investment Divisions, you will remain invested in the same Investment Divisions until you request allocations to different Investment Divisions. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A at the end of the Prospectus.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Death Benefit Options. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the Insured, we will pay the insurance proceeds to the Beneficiary of the Policy. Under the Policy, the insurance proceeds are (a) the death benefit provided under Option A or Option B, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the Insured’s life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period. The Policy Owner designates the desired option in the application and can change the option by written request. The Option A death benefit is equal to the specified face amount of insurance. The Option B death benefit is equal to the specified face amount of insurance plus the cash value.

Transfers and Automated Investment Strategies. You may transfer your Policy’s Cash Value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than six per Policy Year. We may also impose restrictions on frequent transfers. (See “Cash Value Transfers” for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your Cash Value among the Investment Divisions and the Fixed Account. If you terminate your participation in optional benefits which have allocations to specific Investment Divisions, you will remain invested in the same Investment Divisions until you request allocations to different Investment Divisions. (See “Automated Investment Strategies.”)
Loans. After the first Policy Year the Policy Owner may borrow money from Metropolitan Tower using the Policy as the only security for the loan. The smallest amount the Policy Owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the Cash Surrender Value less two Monthly Deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the Cash Surrender Value (or in Texas the Policy’s Cash Surrender Value less the Monthly Deductions to the end of the Policy year, if greater).
Surrenders. You may surrender the Policy for its Cash Surrender Value at any time. Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest, any accrued and unpaid Monthly Deduction and any applicable transaction charge. A surrender may have tax consequences.
Investment Options. You can allocate your net premiums and Cash Value among your choice of Investment Divisions available in the Separate Account, each of which corresponds to a mutual fund portfolio, or “Portfolio.” The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and Cash Value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time. Additional information about each Portfolio is provided in Appendix A to the Prospectus.
Withdrawals. The Policy Owner may make a partial withdrawal from the Policy’s Cash Surrender Value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy’s Cash Value as of the Date of Receipt. When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. A Policy Owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy Years or one-half the Minimum Initial Specified Face Amount thereafter, or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. A partial withdrawal will also not be permitted if the resulting Cash Surrender Value would be less than $500. Withdrawals may have tax consequences.
Optional Insurance Benefits. Optional insurance benefits have an additional cost which will be deducted as part of the Monthly Deduction from Cash Value. Optional insurance benefits include the Disability Waiver Benefit Rider, Accidental Death Benefit Rider, Children’s Term Insurance Benefit Rider and Spouse Term Insurance Benefit Rider.

FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected. The maximum charges in such cases are shown in the Maximum Amount Deducted column of each of the first two tables below.
The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between Investment Divisions and/or the Fixed Account.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge Imposed on Premiums (“load”)	On payment of premium	7.00% of each premium paid	7.00% of each premium paid
State Premium Tax Charge	On payment of premium	2.0% in all Policy Years	2.0% in all Policy Years
Increase in the death benefit underwriting charge	On any requested change by the Policy Owner which results in an increase in the death benefit	$3.00 for each $1,000 of specified face amount increase	$3.00 for each $1,000 of specified face amount increase
Surrender Charge	N/A	None	None
Transfer Charge	N/A	None	None
Illustration Fee	Upon request for an illustration if more than one illustration is requested during a calendar year.	$25.00	Not currently charged
The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy not including Portfolio fees and expenses.
Periodic Charges other than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Policy Charges:
Cost of Term Insurance(1)
●Minimum and Maximum Charge	Monthly	$0.08 to $37.41 per $1,000 of term insurance amount	$0.05 to $31.73 per $1,000 of term insurance amount
●Charge for a representative insured(2)		$0.18 per $1,000 of term insurance amount	$0.09 per $1,000 of term insurance amount
Administration Charge(3)	Monthly	$4.75	$4.75
Mortality and Expense Risk Charge(4)	Daily	Effective annual rate of 0.75%	Effective annual rate of 0.75%
Charge for Income Taxes	As incurred	N/A	N/A

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Loan Interest Spread(5)	Annually	Annual rate of 2% of loan collateral	Annual rate of 2% of loan collateral
Optional Benefit Charges:
Disability Waiver Benefit Rider(1)
●Minimum and Maximum Charge for Insured	Monthly	$0.02 to $0.45 per $1,000 of term insurance amount	$0.01 to $0.38 per $1,000 of term insurance amount
●Charge for a representative insured(2)		$0.02 per $1,000 of term insurance amount	$0.02 per $1,000 of term insurance amount
Accidental Death Benefit Rider(1)
●Minimum and Maximum Charge	Monthly	$0.07 to $0.12 per $1,000 of Accidental Death Benefit Face Amount	$0.04 to $0.07 per $1,000 of Accidental Death Benefit Face Amount
●Charge for a representative insured(2)		$0.07 per $1,000 of Accidental Death Benefit Face Amount	$0.04 per $1,000 of Accidental Death Benefit Face Amount
Children’s Term Insurance Rider	Monthly	$0.60 per $1,000 of Children’s Term Insurance Face Amount	$0.35 per $1,000 of Children’s Term Insurance Face Amount
Spouse Term Insurance Benefit Rider(1)
●Minimum and Maximum Charge	Monthly	$0.16 to $4.63 per $1,000 of Spousal Term Insurance Face Amount	$0.14 to $4.41 per $1,000 of Spousal Term Insurance Face Amount
●Charge for a representative insured(6)		$0.21 per $1,000 of Spousal Term Insurance Face Amount	$0.14 per $1,000 of Spousal Term Insurance Face Amount
(1)
Charges vary based upon individual characteristics of each Insured such as sex, Age, smoker or nonsmoker class. The charge shown may not be representative of the charge that a particular Policy Owner would pay. Please refer to the specifications page of your Policy to see the particular cost of insurance and other charges that apply to you.
(2)
The representative Insured is a male, Age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000.
(3)
During the first twelve Policy months, an additional monthly charge of $0.25 per thousand dollars of Specified Face Amount was deducted from Cash Value as part of the Monthly Deduction. This charge compensated Metropolitan Tower for first year underwriting and other start-up expenses incurred in connection with the Policy.
(4)
The mortality and expense risk charge is charged at an annual rate and deducted daily.
(5)
We currently charge interest on Policy loans at an effective rate of 8% per year. The Cash Value that we hold as security for the loan currently earns interest at an effective rate of not less than 6% per year. The maximum loan interest spread is 2% per year of the loan collateral.
(6)
The representative Insured is a female preferred non-smoker age 32.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.28%	0.85%
PRINCIPAL RISKS
This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Portfolios discuss the risks associated with investment in a Portfolio described therein. Each of the Investment Divisions that is available to you under the Policy invests solely in a corresponding Portfolio of a Fund.
Investment Risk. MetLife does not guarantee the investment performance of the Investment Divisions, and you should consider your risk tolerance before selecting any of these options. If you invest your Policy’s Cash Value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment and should not be used as a short-term savings vehicle. You will be charged when you make premium payments to replace amounts that you withdrew. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.
Risk of Lapse. Your Policy may lapse without a death benefit if you have not paid a sufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your Cash Surrender Value is not enough to pay the Monthly Deduction, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. If your Policy lapses, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Tax Treatment. We anticipate that the Policy should be deemed to be a life insurance policy under federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance policy under federal tax law, increases in the Policy’s Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance policy for federal tax purposes, it may become a modified endowment contract (“MEC”) due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a MEC then surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under

Age 59 1∕2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
See “Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loans. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the investment divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.
We also reduce the amount we pay on the Insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the Cash Surrender Value to zero.
If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy’s Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Access to Cash Value. We limit loans and partial withdrawals of Cash Value from the Policy to amounts not less than $250. The maximum loan that will be permitted generally must not be more than the Cash Surrender Value less two Monthly Deductions. A Policy Owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy Years or one-half the Minimum Initial Specified Face Amount thereafter, or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. A partial withdrawal will also not be permitted if the resulting Cash Surrender Value would be less than $500.
Limitations on Transfers. We limit transfers to six per Policy Year. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details.
Policy Charge and Expense Increase. We have the right to increase certain Policy charges. If Policy charges are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Pandemics and Other Public Health Issues. Pandemics and other public health issues or other events, and governmental, business and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.

Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate net investment return; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. Policies are subject to the risks related to Metropolitan Tower. Any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Policy, including any death benefit, are subject to the claims paying ability of Metropolitan Tower. If Metropolitan Tower experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Tower Life, including its financial strength ratings, is available upon request by calling (833) 642-1007.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Company
Metropolitan Tower Life Insurance Company is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and effective the close of business on April 27, 2018, is subject to the laws of the state of Nebraska. Metropolitan Tower Life Insurance Company is licensed to issue business in fifty states and the District of Columbia, Canada and Puerto Rico. Metropolitan Tower Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Metropolitan Tower Life Insurance Company are located at 200 Park Avenue, New York, NY 10166. Obligations to Policy Owners and Beneficiaries that arise under the Policy are obligations of the Company.
The Separate Account
Metropolitan Tower Life Separate Account Two is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses.

Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors and may only be used to support the Cash Values of the variable life insurance policies whose premium the Separate Account receives.
We are obligated to pay all amounts and other benefits to which you are entitled under the terms of your Policy. The amount of the death benefit and any optional benefits under a Policy that exceed the Policy’s Cash Value in the Separate Account is paid from our General Account. Death benefits and any optional benefits under a Policy paid from the General Account are subject to the financial strength and claims-paying ability of the Company. If Metropolitan Tower Life experiences financial distress, it may not be able to meet its obligations to you. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the General Account. Metropolitan Tower Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the General Account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Tower Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Portfolios
Cash Value allocated to an Investment Division will vary based on the investment experience of the corresponding Portfolio in which the Investment Division invests. There is a risk of loss of the entire amount invested. Each investment division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds or “Funds” that offer the Portfolios are the Brighthouse Funds Trust I and Brighthouse Funds Trust II. Each of these Funds has an investment adviser responsible for overall management of each Portfolio available in the Fund. Some investment advisers have contracted with subadvisers to make the day-to-day investment decisions for the Portfolios.
Portfolios Available Under the Policy. The Portfolios available under the Policies including each Portfolio name, Portfolio type, adviser, subadviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A.
Each Portfolio has issued a prospectus and statement of additional information that contains more detailed information about the Portfolio which may be obtained by visiting dfinview.com/metlife/tahd/MET000508, calling (833) 642-1007, or by sending an email request to RCG@metlife.com. Updated performance information is available at www.metlife.com.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or subadviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.
Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meetings and thereby receive greater compensation based on assets under management.
As of December 31, 2024, approximately 86% of Portfolio assets held in Separate Accounts of Metropolitan Tower and its affiliate were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Tower and its affiliates as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (“1940 Act”). A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor, Metropolitan Life Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.

For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at (833) 642-1007.
Selection of the Portfolios
We select the Portfolios offered through this Policy based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Purchase and Redemption of Portfolio Shares by Our Separate Account
As of the end of each Valuation Period we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of transactions that take effect at the end of the Valuation Period.
Voting Rights
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all Policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Portfolio shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by Metropolitan Tower Life
We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or Cash Value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the 1940 Act or in any other form; (6) to deregister the Separate Account under the 1940 Act; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including securing the approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments and the Policy Owner may then make a new choice of Investment Divisions or the Fixed Account.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
POLICY BENEFITS
The discussion below assumes that no riders under the Policy are in effect.
Standard Death Benefits
As long as the Policy remains in force (see “Policy Termination and Reinstatement-Termination”), Metropolitan Tower will, upon due proof of the Insured's death, pay the insurance proceeds of the Policy to the named Beneficiary. The proceeds may be received by the Beneficiary, in a single sum or under one or more of the optional income plans set forth in the Policy (see “Optional Income Plans”).
The insurance proceeds are (a) the death benefit provided under Option A or Option B, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.
Death Benefit Options
The Policy provides two death benefit options: Option A and Option B, as described below. The Policy Owner designates the desired option in the application and can change the option by written request (see “Change in Death Benefit Option”).

Option A — The death benefit is equal to the Specified Face Amount of insurance.
Option B — The death benefit is equal to the Specified Face Amount of insurance plus the Cash Value.
Minimum Death Benefit — Under either Option A or Option B, there is a minimum death benefit equal to the greater of (1) the death benefit option chosen and (2) a percentage of the Cash Value as set forth in the table below. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.
TABLE
Age of Insured on Date of Death	Percentage of Cash Value	Age of Insured on Date of Death	Percentage of Cash Value
40 and less:	250%	70:	115%
45:	215%	75:	105%
50:	185%	80:	105%
55:	150%	85:	105%
60:	130%	90:	105%
65:	120%	95:	100%
For the Ages not listed, the progression between the listed Ages is linear.
Both Option A and Option B provide insurance protection as well as possible build-up of Cash Value. Under Option A, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the Cash Value changes.
For any Specified Face Amount, the amount of the death benefit will be greater under Option B than under Option A, since the Cash Value is added to the Specified Face Amount and included in the death benefit under Option B but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see “Charges and Deductions-Cost of Term Insurance”) will be greater, and thus the accumulation of Cash Value will be lower, under Option B than under Option A, assuming the same Specified Face Amount and the same actual premiums paid.
Illustration of Option A. For purposes of this illustration, assume that the Insured is under the Age of 40, that there is no outstanding indebtedness and that the Insured has not died during a grace period (see “Policy Termination and Reinstatement”).
Under Option A, a Policy with a $100,000 Specified Face Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 Specified Face Amount. Each additional dollar of Cash Value above $40,000 will increase the death benefit (assuming the Insured is Age 40 or less) by $2.50. Thus, a Policy with a Cash Value of $50,000 will have a death benefit of $125,000 (250% x $50,000); a Cash Value of $60,000 will yield a death benefit of $150,000 (250% x $60,000); and a Cash Value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).
Similarly, so long as Cash Value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the Insured is Age 40 or less) by $2.50. If at any time, however, the Cash Value multiplied by the applicable percentage is less than the Specified Face Amount, the death benefit will equal the Specified Face Amount of the Policy.
Illustration of Option B. For purposes of this illustration, assume that the Insured is under the Age of 40, that there is no outstanding indebtedness and that the Insured has not died during a grace period.
Under Option B, a Policy with a Specified Face Amount of $100,000 will generally pay a death benefit of $100,000 plus the Cash Value. Thus, for example, a Policy with a Cash Value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a Cash Value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $66,666.67, the death benefit will be greater than the Specified Face Amount plus Cash Value. Each additional dollar of Cash Value above $66,666.67 will increase the death benefit (assuming the insured is Age 40 or less) by $2.50. A Policy with a Cash Value of $75,000 will therefore have a death benefit of $187,500 (250% x $75,000); a Cash Value of $85,000 will yield a death benefit of $212,500 (250% x $85,000); a Cash Value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).
Similarly, any time Cash Value exceeds $66,666.67, each dollar taken out of Cash Value will reduce the death benefit (assuming the Insured is Age 40 or less) by $2.50. Whenever Cash Value is less than $66,666.67 each dollar taken out of Cash Value will reduce the death benefit by one dollar and the death benefit will be the Specified Face Amount plus the Cash Value of the Policy.
Payment of Insurance Proceeds
During the Insured’s lifetime, the Policy Owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. These choices are also available at the Final Date and if the Policy is surrendered.
When the insurance proceeds are paid in an account that earns interest, the Beneficiary may, within one year of the Insured’s death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent beneficiaries.
As long as the Policy remains in force, Metropolitan Tower will, upon due proof of the Insured’s death, pay the insurance proceeds of the Policy to the named Beneficiary. If the Insured dies on a Valuation Date, the amount of the death benefit proceeds payable will be determined as of that date. If the Insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.
Change in Specified Face Amount. Subject to certain limitations, a Policy Owner, after the first Policy Year, may increase or decrease the Specified Face Amount of a Policy (see “Decreases” and “Increases,” below). Any increase or decrease in the Specified Face Amount requested by the Policy Owner will become effective on the Monthly Anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.
Decreases. The Specified Face Amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy Years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the Specified Face Amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see “Premiums-Premium Limitations”). For purposes of determining the cost of term insurance charge (see “Charges and Deductions-Cost of Term Insurance;” “Cost of Term Insurance Rate;” and “Rate Class”), a decrease in the Specified Face Amount will reduce the Specified Face Amount in the following order: (a) the Specified Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the Specified Face Amount when the Policy was issued.
Increases. Any change requested by the Policy Owner which results in an increase in the death benefit may be made only if the Cash Surrender Value after the change is large enough to cover at least two Monthly Deductions based on the most recent cost of term insurance charge deducted. Any such change will require that additional evidence of insurability be submitted to Metropolitan Tower and will be subject to a one-time underwriting charge at a rate of $3.00 for each $1,000 of Specified Face Amount increase. For example, if the Specified Face Amount increase amounted to $25,500, the charge would be $76.50. Metropolitan Tower will deduct this charge from the existing Cash Value in the Fixed Account and the Investment Divisions of the Separate Account in the same proportion that the Policy's Cash Value in the Fixed Account and the Policy's Cash Value in each Investment Division bear to the Policy's total Cash Value (except for the Cash Value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the “Pro Rata Basis”).
Effect of Changes in Specified Face Amount. A change in the Specified Face Amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy Owner's cost of term insurance charge (see “Charges and Deductions-Cost of Term Insurance;” “Cost of Term Insurance Rate;” and “Rate Class”). This in turn can affect the level of subsequent Cash Values and death benefits. A change in the Specified Face Amount may also affect the Policy's status as a MEC for tax purposes (see “Tax Considerations”).
Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time after the first Policy Year while the Insured is alive by sending a written request for change to our Designated Office. Changing death benefit options will not require evidence of insurability satisfactory to Metropolitan Tower and the effective date of any such change will be the Monthly Anniversary on or following the Date of Receipt of the request.
If the death benefit option is changed from Option B to Option A, the Specified Face Amount will be increased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the Cash Value will no longer be added to the Specified Face Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified Face Amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in Cash Value will, respectively, reduce or increase the term insurance amount under Option A (see “Charges and Deductions-Cost of Term Insurance”).
If the death benefit option is changed from Option A to Option B, the Specified Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of the change. This change may not be made if it would result in a Specified Face Amount which is less than the Minimum Initial Specified Face Amount during the first five Policy Years and one-half the Minimum Initial Specified Face Amount thereafter. As with a change from Option B to Option A, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the Cash Value will be added to the new Specified Face Amount, the death benefit will vary with the Cash Value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see “Charges and Deductions-Cost of Term Insurance”). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service rules (see “Premiums-Premium Limitations”).
Under both Option A and Option B, cost of term insurance rates generally increase as the Insured's age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent Monthly Deductions compared to what such charge would have been if no such change were made.
Cash Value
The total Cash Value of a Policy at any time is the sum of the Policy's Cash Values in the Fixed Account, the Policy Loan Account, and the Investment Divisions of the Separate Account at such time. The Policy's Cash Value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen Investment Divisions of the Separate Account (see “Separate Account Net Investment Return” ). There is no guaranteed minimum cash value in the Separate Account.
Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's Cash Value in an Investment Division will equal the portion of any net premium allocated to the Investment Division, reduced by the portion of the first Monthly Deduction allocated to the Policy's Cash Value in that Investment Division (see “Payment and Allocation of Premiums-Allocation of Premiums and Cash Value” ). Thereafter, on each Valuation Date, the Policy's Cash Value in an Investment Division of the Separate Account will equal:
●
The cumulative net premium payments allocated to the Investment Division; plus
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All Cash Values transferred to the Investment Division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another Investment Division; minus
●
Any Cash Value transferred from the Investment Division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another Investment Division; minus
●
Any partial cash withdrawal from the Investment Division; minus
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The portion of the cumulative Monthly Deductions allocated to the Policy's Cash Value in the Investment Division (see “Charges and Deductions-Monthly Deduction from Cash Value”); plus
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The cumulative net investment return (discussed below) on the net amount of Cash Value in the Investment Division.
The Policy's total Cash Value in the Separate Account equals the sum of the Policy's Cash Value in each Investment Division.
Separate Account Net Investment Return. A Separate Account Investment Division's net investment return is determined as of 4:00 p.m., Eastern Time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.
Each Separate Account division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to 0.75% on an annual basis) and (2) charges for income taxes, if any such tax charge becomes necessary in the future (see “Charges and Deductions- Charges Against the Separate Account”). The Investment Division's gross rate investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during the period.
Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Investment Division's net investment return may be either positive or negative during a Valuation Period.
Index of Investment Experience. The index of investment experience measures changes in each Investment Division's investment experience during a Valuation Period. In determining an Investment Division's index for a Valuation Period, the index for the preceding Valuation Period is multiplied by the net investment return of the Investment Division for the current period. As indicated above in “Calculation of Separate Account Cash Value,” other factors in addition to investment experience affect the Cash Value and death benefit of a particular Policy. Thus, the index of investment experience for each Investment Division does not reflect charges against premiums and cost of term insurance and monthly Policy charges. See “Charges and Deductions-Premium Expense Charges,” and “Monthly Deduction from Cash Value”. Also, the index of investment experience is based on historical information and does not represent what may happen in the future.
Benefit at Final Date
If the Insured is living, Metropolitan Tower will pay to the Policy Owner the Cash Value of the Policy on the Final Date, reduced by any outstanding indebtedness (see “Policy Benefits — Cash Value”). The Final Date of a Policy is the Policy anniversary on which the insured is 95.
Optional Benefits
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Disability Waiver Benefit Rider	This rider waives the entire Monthly Deduction if the Insured is disabled.	Optional	This rider was available at issue only. Certain options under the rider have limitations on when they can be changed.
Accidental Death Benefit Rider	This rider provides additional insurance equal to an amount stated in the Policy if the Insured dies from an accident prior to Age 70.	Optional	This rider was available at issue only. The rider was only available for Insured up to Age 65. If the Insured was Age 0 at issue, no coverage was provided prior to the Insured's first birthday.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Term Insurance Benefit Rider	This rider provides term insurance on each Insured child.	Optional	This rider was available at issue only. The base policy must be issued within certain underwriting classes. The child must be 18 years old or younger on the rider application date.
Spouse Term Insurance Benefit Rider	This rider provides term insurance on the life of the spouse.	Optional	This rider was available at issue only. This rider was only available if the Insured and the spouse met certain underwriting class and age requirements.
Interest Income Optional Income Plan	The amount applied to this income option will earn interest which will be paid monthly.	Standard	Withdrawals of at least $500 each may be made at any time by written request.
Installment Income for Stated Period	Payments under this income option will be made in monthly installment payments over a chosen period.	Standard	The period chosen can be from 1 to 30 years
Installment Income of Stated Amount	Payment under this income option will be made in monthly installment payments of a chosen amount.	Standard	—
Single Life Income-Guaranteed Payment Period	Payment under this income option will be made monthly during the lifetime of the payee with a chosen guaranteed payment period.	Standard	The guaranteed period can be 10, 15 or 20 years
Single Life Income-Guaranteed Return	Payment under this income option will be made monthly during the lifetime of the payee.	Standard	—

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Joint and Survivor Life Income	Payment under this income option will be made monthly and paid jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor.	Standard	A total payment period of 10 years is guaranteed.
Equity GeneratorSM Automated Investment Strategy	Allows you to transfer the interest earned in the Fixed Account to the MetLife Stock Index Investment Division or Frontier Mid Cap Growth Investment Division on each Monthly Anniversary.	Standard	Only one automated investment strategy may be in effect at a time.
AllocatorSM Automated Investment Strategy	Allows you to systematically transfer Cash Value from the Fixed Account or any one Investment Division to any other Investment Division.	Standard	Only one automated investment strategy may be in effect at a time. The minimum amount from the source fund is $100.
Equalizer
Allows you to equalize the
Cash Value in the Fixed
Account and either the
MetLife Stock Index
Investment Division or the
Frontier Mid Cap Growth
Investment Division on the
calendar quarter. All or a
portion of your Cash Value
must be allocated to the
Fixed Account and/or the
Investment Division selected
when requesting this
automated investment
strategy.
		Standard	Only one automated investment effect at a time.
RebalancerSM
The Rebalancer allows your
Policy’s Cash Value to be
automatically redistributed
on a quarterly basis among
the Investment Divisions and
the Fixed Account in
accordance with the
allocation percentages you
have selected.
		Standard	Only one automated investment strategy may be in effect at a time.
Disability Waiver Benefit Rider. This rider waives the entire Monthly Deduction during the total disability of the Insured if the Insured is totally and continuously disabled for at least six months beginning prior to Age 60. If the total disability continues without interruption to the Policy anniversary at Age 65, it will be deemed permanent and all future Monthly Deductions will be waived as they fall due. On those contracts under Option A at the time of disability, a change to Option B will be encouraged if normally permitted since such a change will be to the Policy Owner's benefit. The option could not be changed during the first Policy Year, during the first five Policy Years if the Specified Face Amount fell below $100,000 or thereafter if the Specified Face Amount falls below $50,000.
For example, if the Monthly Deductions for a Policy were $150, we would waive $150 per month starting from the date the total disability, as defined in the rider, is triggered until the end of the disability.
Accidental Death Benefit Rider. This rider provides additional insurance equal to an amount stated in the Policy if the Insured dies from an accident prior to Age 70. The rider was only available for Insured up to Age 65. If the Insured was Age 0 at issue, no coverage was provided prior to the Insured's first birthday. The maximum coverage could be no more than coverage under the base Policy.
For example, if the base face amount of the Policy is $250,000 and the Accidental Death Benefit face amount is $100,000, we will pay a death benefit of $350,000 if an accident caused the Insured’s death.
Children’s Term Insurance Benefit Rider. This rider provides term insurance on each insured child payable to the child’s beneficiary if an insured child dies before the end of coverage on that child (generally at the child’s twenty-fifth birthday). The base Policy must have been issued within certain underwriting classes. The child must be 18 years old or younger on the rider application date. The minimum amount of insurance under the rider was $5,000 and the maximum amount of insurance under the rider was $20,000.
For example, a base Policy with a face amount of $40,000 could have a Children’s Term Insurance Rider that covers 3 children with a term face amount of $5,000 each.
Spouse's Term Insurance Benefit Rider. The Spouse’s Term Insurance Benefit Rider provides term insurance coverage on your spouse payable to the spouse’s beneficiary if the spouse dies prior to age 65 while the rider is in effect. This rider was only available if the Insured and the Spouse met certain underwriting class and Age requirements. The specified face amount of the insurance under the rider could not be greater than the Specified Face Amount provided under the base Policy.
For example, a base Policy with a face amount of $40,000 could have a Spouse's Term Insurance Benefit Rider that covers your spouse with a term face amount of $5,000.
Interest Income Optional Income Plan. This income option allows the Beneficiary of the Policy to maintain the money in an interest bearing account and receive interest payments and make partial withdrawals rather than receiving a lump sum insurance benefit upon the death of the Insured.
For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive only the interest on this amount on a quarterly basis.
Installment Income for a Stated Period. This settlement option allows the Beneficiary of the Policy to receive the death benefit in monthly installments over a stated period of time rather than receiving a lump sum insurance benefit upon the death of the Insured.
For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive monthly installments over a 10 year period and each monthly installment will consist of a portion of the death benefit plus interest.

Installment Income for a Stated Amount. Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.
For example, if the death benefit that is payable on the death of the Insured is $100,000, the Beneficiary may elect to receive monthly installments which will consist of a portion of the death benefit plus interest until the stated amount is paid.
Single Life Income-Guaranteed Payment Period. This income option allows the Beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the Beneficiary with a chosen guaranteed payment period.
For example, if the Beneficiary elects to receive monthly installments for life with a guaranteed period of 10 years and the Beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.
Single Life Income-Guaranteed Return. This income option allows the Beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the payee and if the payee dies before the total amount applied under this option is paid, then the remaining death benefit will be paid to the new beneficiary in a lump sum.
For example, if the death benefit that is payable on the death of the Insured is $100,000 and the Beneficiary elects to receive monthly payments for their life with a guaranteed return of $100,000 and the Beneficiary dies after $80,000 has been paid, the remaining $20,000 will be paid to the new beneficiary in a lump sum.
Joint and Survivor Life Income. This income option allows the joint Beneficiaries of the Policy to receive the death benefit in monthly installments during the lifetime of the Beneficiaries.
For example, both Beneficiaries will receive the death benefit in monthly installments during their joint lives and upon the death of one Beneficiary, the other Beneficiary will continue to receive the death benefit for their life.
Automated Investment Strategies. You can choose one of five automated investment strategies. You can change or cancel your choice at any time. These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.
We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.
Equity GeneratorSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to the MetLife Stock Index Division or the Frontier Mid Cap Growth Division on each Monthly Anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month’s minimum.
For example if you earn $50 of interest on amounts that you have allocated to the Fixed Account, that amount will be automatically transferred to the Investment Division of your choice on the Monthly Anniversary.
AllocatorSM . The Allocator allows you to systematically transfer Cash Value from the Fixed Account or any one Division (the “source fund”) to any number of Investment Divisions. The transfers will take place on a specified date each month. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, the minimum dollar amount from the source fund is $100.
For example you may choose to systematically transfer $1,200 to an Investment Division of your choice over 12 months on each Monthly Anniversary. If you do, then on each Monthly Anniversary for 12 months, we will transfer $100 to the Investment Division.
Equalizer. The Equalizer allows you to equalize the Cash Value in the Fixed Account and either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division on the calendar quarter. All or a portion of your Cash Value must be allocated to the Fixed Account and/or the Division selected when requesting this automated investment strategy.
For example, this option will automatically rebalance the Cash Value in the Fixed Account and either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division to a 50/50 split on each calendar quarter.
RebalancerSM. The Rebalancer allows your Policy’s Cash Value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.
For example, if you allocated 25% to each of four Investment Divisions, at the end of each quarter, we will transfer amounts among those four Investment Divisions so that 25% of your Policy’s cash value is in each investment division.
Optional Income Plans
If an income plan is elected then a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from our Designated Office, and reference should be made to these forms for further details. Payments under income plans are made from the Company’s General Account and do not depend upon the investment experience of the Separate Account. If the payee is not a natural person, then the Company must approve the income plan. A collateral assignment will modify a prior choice of income plan and the amount due the assignee will be payable in one sum and the balance will be applied to the income plan. A minimum payment of at least $50 is required in order for an income plan election to be effective. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors. While the income plans pay amounts monthly, the Policy Owner may elect to have payments made quarterly, semiannually or annually. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Tower but will never be less than 3% per year. Life income payments will be based on a rate set by Metropolitan Tower and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%. Optional Income Plans are fixed benefits and do not vary with investment performance of the Portfolios in the Separate Account.
UNCLAIMED PROPERTY
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of two to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and contact information — if and as it changes. You should contact our Designated Office in order to make a change to your Beneficiary designation.
PAYMENT AND ALLOCATION OF PREMIUMS
Issuance of a Policy
The Policies are no longer offered for sale. Individuals wishing to purchase a Policy were required to complete an application which was sent to our Designated Office. A Policy was not issued with a Specified Face Amount less than the Minimum Initial Specified Face Amount. A Policy was generally issued only to Insureds 70 years of Age or under who supplied evidence of insurability satisfactory to Metropolitan Tower. Metropolitan Tower may, however, at its sole discretion, have issued a Policy to an individual above the Age of 70. Acceptance was subject to Metropolitan Tower's underwriting rules, and Metropolitan Tower reserved the right to reject an application for any appropriate reason.
The Date of Policy is the date used to determine Policy Years and Policy months regardless of when the Policy was delivered. The Date of Policy will ordinarily be the date the application was approved. Within limits, Metropolitan Tower could have established an earlier Date of Policy (but no earlier than six months before the date the application was completed) if desired to preserve a younger Age at issue for the Insured. Individuals could also have requested that the Date of Policy be the date the application was completed if a payment of at least $2,500 was received with the application. In these instances, the Policy Owner would have incurred a charge for insurance protection prior to the time that insurance coverage under the Policy was in force (except under any temporary insurance agreement described below). However, an earlier Date of Policy had the potential advantage, to the Policy Owner, of an earlier Investment Start Date if a payment was received with the application. In the case of certain payroll deduction plans, the Date of Policy may be earlier or later than the date the first premium payment was received, pursuant to established administrative rules.
If a premium payment equivalent to at least one “check-o-matic” payment was received with the application, and there had been no material misrepresentation in the application, fixed, temporary insurance equal to the Specified Face Amount applied for up to a maximum amount of $500,000, provided at no additional charge, started as of the date the application was completed and continued for a maximum of 90 days. However, if medical examination of a person to be Insured was initially required by the underwriting rules of Metropolitan Tower, coverage on that person did not start until completion of the examination. If it was not completed within 90 days from the date of the application, there was no coverage, except that, if the person to be Insured died from an accident within 30 days from the date of the application and before the examination was completed, temporary insurance was in effect if it had not already ended under the terms of the temporary insurance agreement. In no event was a death benefit provided under the temporary insurance agreement if death was by suicide.
Metropolitan Tower allocated net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see “Allocation of Premiums and Cash Value”). The Investment Start Date was the later of (i) the Date of Policy and (ii) the date the first premium for a Policy was received at our Designated Office.

Except as otherwise provided in any temporary insurance agreement, there was no insurance coverage under a Policy unless at the time the Policy was delivered the Insured's health was the same as stated in the application and, in most states, the Insured had not sought medical advice or treatment subsequent to the date of the application.
Premiums
Payment of Premiums. Each Policy Owner determined a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. The Policy Owner, however, is not required to pay premiums in accordance with this schedule.
THE PAYMENT OF PLANNED PERIODIC PREMIUMS DOES NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value (see “Policy Termination and Reinstatement-Termination”).
Subject to the minimum and maximum premium limitations described below, a Policy Owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.
All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.
Premium Limitations. During the first Policy Year, premium payments by a Policy Owner must have at least equaled the minimum allowable planned premium for the particular Policy or it is probable that the Policy would have terminated. The minimum allowable planned premium was equal to the then current first year annual Target Premium.
Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Service rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Tower will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.
There may be cases where the total of all premiums paid could cause the Policy to be classified as a MEC (see “Tax Considerations”). The annual statement sent to each Policy Owner will include information regarding the MEC status of a Policy. In cases where a Policy is not an irrevocable MEC, the annual statement will indicate what action the Policy Owner can take to reverse the MEC status of the Policy.
Every planned premium payment after the first Policy Year must be at least $50 ($25 on a “check-o-matic” or other pre-authorized transfer basis). Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be refunded to the Policy Owner.
Allocation of Premiums and Cash Value
Net Premiums. The net premium equals the premium paid less premium expense charges (see “Charges and Deductions-Premium Expense Charges”).

Allocation of Net Premiums. In the application for a Policy, the Policy Owner indicated the initial allocation of net premiums among the Fixed Account and the Investment Divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any Investment Division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1∕3% may not be chosen. The Policy Owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Tower with written notification at our Designated Office. The change will be effective as of the Date of Receipt of the notice at our Designated Office.
The Policy's Cash Value in the Investment Divisions of the Separate Account will vary with the investment experience of these Investment Divisions, and the Policy Owner bears this investment risk. Policy Owners should periodically review their allocations of net premiums and Cash Values in light of market conditions and their overall financial planning requirements.
Cash Value Transfers
The Policy Owner may transfer Cash Value between the Fixed Account and the Investment Divisions of the Separate Account and among the Investment Divisions of the Separate Account. Metropolitan Tower reserves the right to limit transfers to six transfers each Policy Year. An additional transfer will be permitted if the entire amount in the Separate Account to the Fixed Account is transferred at any time during the first 24 Policy Months (see “Policy Rights-Exchange Privilege”). A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an Investment Division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Cash value transferred from one Investment Division or from the Fixed Account into more than one Investment Division, and/or into the Fixed Account, counts as one transfer. Similarly, transferring Cash Value from more than one Investment Division and/or the Fixed Account, into one other Investment Division or the Fixed Account counts as one transfer. A transfer is effective as of the date the transfer request is received, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. Metropolitan Tower reserves the right to delay the transfer, withdrawal, surrender and policy loans from the Fixed Account for up to six months (see “The Fixed Account”). Metropolitan Tower will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at our Designated Office.
Transfers resulting from Policy loans and loan repayments will not be counted for purposes of the limitation on the number of transfers allowed in each Policy Year. Transfers are not taxable transactions under current law. Transfer requests may be sent to our Designated Office or by calling us at (833) 642-1007.
Restrictions on Frequent Transfers
Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long- term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
Metropolitan Tower has policies and procedures that attempt to detect and deter frequent transfers in situations where it is determined that there is a potential for arbitrage trading. Currently, Metropolitan Tower believes that such situations may be presented in the international, small-cap, and high-yield Portfolios. The following Portfolios are monitored (“Monitored Portfolios”):
●
Baillie Gifford International Stock Portfolio
●
Invesco Global Equity Portfolio
●
T. Rowe Price Small Cap Growth Portfolio
●
Western Asset Management Strategic Bond Opportunities Portfolio
Metropolitan Tower employs various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, transfer activity is currently monitored to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. Metropolitan Tower does not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore does not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Metropolitan Tower’s policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when Metropolitan Tower detects transfer activity in the Monitored Portfolios that exceeds current transfer limits, future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy are required to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six- month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an automated investment strategy are not treated as transfers when Metropolitan Tower monitors the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that Metropolitan Tower believes are susceptible to arbitrage trading or the determination of the transfer limits. Metropolitan Tower’s ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as the ability to predict strategies employed by Policy Owner to avoid such detection. The ability to restrict such transfer activity also may be limited by provisions of the Policy.
Accordingly, there is no assurance that Metropolitan Tower will prevent all transfer activity that may adversely affect Policy Owner and other persons with interests in the Policies. Metropolitan Tower does not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; Metropolitan Tower applies its policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and Metropolitan Tower reserves the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which Metropolitan Tower reserves the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that Metropolitan Tower has adopted. Although Metropolitan Tower may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, Metropolitan Tower has entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates Metropolitan Tower to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, Metropolitan Tower reserves the right to modify or terminate the transfer privilege at any time. Metropolitan Tower also reserves the right to defer or restrict the transfer privilege at any time that shares of any of the Portfolios are unable to be purchased or sold, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. Metropolitan Tower does not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to Metropolitan Tower’s attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When Metropolitan Tower detects such large trades, it may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six- month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, a Policy Owner's right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy Owners with interests in the Investment Divisions is, or would be, to the disadvantage of other Policy Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy Owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy Owner; (3) limiting the dollar amount that may be transferred by a Policy Owner between Investment Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy Owner.
Policy Termination and Reinstatement
Termination. If the Cash Surrender Value on any Monthly Anniversary is insufficient to cover the Monthly Deduction, Metropolitan Tower will notify the Policy Owner and any assignee of record of the shortfall. The Policy Owner will then have a grace period of 61 days, measured from the Monthly Anniversary, to make sufficient payment. The minimum necessary payment will be the equivalent of two Monthly Deductions. Failure to make a sufficient payment within the grace period will result in termination of the Policy without any Cash Value. If the Insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.
Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Tower: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Tower; and (3) a premium that after the deduction of the premium expense charges (see “Charges and Deductions- Premium Expense Charges”), is large enough to cover: (a) the Monthly Deductions for at least the two Policy Months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy Year; and (c) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of reinstatement. Metropolitan Tower Life reserves the right to waive the interest due set forth in (c) above.
Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of Cash Surrender Value on the date of reinstatement will be equal to the premiums paid at reinstatement, less the premium expense charges and the amounts paid in accordance with (b) and (c) above.
The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Policy is subject to a new two year period of contestability (see “Other Policy Provisions- Incontestability”).
Receipt of Communications And Payments At Metropolitan Tower’s Designated Office
Metropolitan Tower Life will treat a Policy Owner’s request for a Policy transaction, or submission of a payment, as received by Metropolitan Tower Life if a request conforming to our administrative procedures or a payment at our Designated Office is received before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason your request was not received by the close of regular trading on the New York Stock Exchange — even if due to Metropolitan Tower Life’s delay (such as a delay in answering a Policy Owner’s telephone call).
Our Designated Office for Premium payments is printed on the billing statement mailed to Policy Owners. If the Policy Owner does not have a billing statement, they may call us at (833) 642-1007 to obtain the address.
Policy Owners may request a Cash Value transfer or reallocation of future premiums by written request (which may be telecopied) to Metropolitan Tower Life, by telephoning or over the Internet (subject to restrictions on frequent transfers). To request a transfer or reallocation by telephone, Policy Owners should contact Metropolitan Tower Life at (833) 642-1007.
To request a transfer over the Internet, Policy Owners may log on to the Metropolitan Tower Life website at online.metlife.com. The Company uses reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions reasonably believed to be genuine are Policy Owner’s responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about a Policy Owner and their Policy, Policy Owners should protect that information. Metropolitan Tower Life may not be able to verify that a Policy Owner is the person providing telephone or Internet instructions, or that the Policy Owner has authorized any such person to act for them.
Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is a Policy Owner’s, their service provider’s, their registered representative’s, or Metropolitan Tower Life’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of requests. Although Metropolitan Tower Life has taken precautions to help its systems handle heavy use, there can be no promise of complete reliability under all circumstances. If a Policy Owner is experiencing problems, they should make their request by writing to our Designated Office.
If Policy Owners send their premium payments or transaction requests to an address other than the one designated for receipt of such payments or requests, the premium payment may be returned, or there may be a delay in applying the premium payment or transaction to the Policy.
CHARGES AND DEDUCTIONS
Premium Expense Charges
Sales Load. A charge (which may be deemed to be a sales load as defined in the Investment Company Act of 1940) is deducted from each premium payment received by Metropolitan Tower as described below. A charge of 7% is deducted from each premium payment in all Policy Years following the first Policy Year. During the first Policy Year a charge of 27% of premiums paid was deducted from premium payments made in the first Policy Year until the total of such payments equaled the lesser of the annual target premium and the Guideline Annual Premium for that year. A charge of 7% of premiums paid was deducted from any premium payments made in the first Policy Year after such amount had been reached.
For example, assume a Policy has a Guideline Annual Premium of $1,000 and an annual Target Premium of $900. If the Policy Owner made a first year premium payment of $1,200, such payment would have been subject to the following sales load deductions:
27% of $900	$243
7% of $300 (amount of payment above $900 annual Target Premium)	$21
Total sales load	$264
If, still in the first Policy Year, the Policy Owner made a premium payment of an additional $1,200, a deduction of $84 (7% of $1,200) would have been made. If, in a subsequent Policy Year, the Policy Owner made a payment of $1,500, a deduction of $105 (7% of $1,500) would be made. For purposes of computing the amount of sales load deducted from first year premium payments, the Policy's initial annual Target Premium and Guideline Annual Premium was used notwithstanding that exercise by the Policy Owner of certain of the Policy's flexible features (including changes in Specified Face Amount) might subsequently have changed the annual Target Premium and Guideline Annual Premium.
The amount of the sales load in any Policy Year cannot be specifically related to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Tower's general assets and surplus. Metropolitan Tower expects to recover its total sales expenses over the lifetime of the Insureds.
State Premium Tax Charge. An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state, and the 2% rate approximates the average tax rate expected to be paid on premiums from all states.
Illustration fee. Upon request for an illustration if more than one illustration is requested during a calendar year. The maximum charge for this fee is $25. This charge is currently waived.
Special Rules. Special rules applied to the deduction of premium expense charges in the case of a payment of a premium for a Policy at its issue or within six months of its issue when such payment was made in a lump sum with all or a portion of the proceeds of a cash surrender from a non-flexible permanent life policy or an unmatured endowment policy issued by Metropolitan Tower Life or any of its affiliates. Under such special rules, which applied only to the amount derived from such proceeds, or the portion of such amount up to the lesser of the annual Target Premium and the Guideline Annual Premium for the first Policy Year, the sales load charge was only 20% of such sum instead of 27%. On any portion of such amount greater than the lesser of the annual Target Premium and the Guideline Annual Premium the regular 7% sales was deducted. These special rules applied only if the surrendered Policy was a single owner Policy on the life of the primary Insured under the Policy being purchased. For purposes of computing the sales load, in the event that a lump sum consisted of an amount derived from such proceeds and an amount not so derived, the lump sum was treated as two separate payments, with the amount derived from proceeds being deemed as the first payment.
Monthly Deduction From Cash Value
The Monthly Deduction from Cash Value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see “Policy Benefits-Optional Insurance Benefits”) and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed separately in the paragraphs that follow. The Monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under “Policy Benefits-Increases”.
The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Date of Policy. It will be allocated among the Fixed Account and each Investment Division of the Separate Account on a pro rata basis. See “Payment and Allocation of Premiums-Issuance of a Policy”, regarding when insurance coverage starts under a newly issued Policy.
Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Tower will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy Month. The term insurance amount for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the Cash Value at the beginning of the Policy Month.
The term insurance amount may be affected by changes in the Cash Value or in the Specified Face Amount of the Policy and will be greater for Policy Owners who have selected Death Benefit Option B than for those who have selected Death Benefit Option A (see “Policy Benefits-Death Benefits”), assuming the same Specified Face Amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit payable under Option A remains constant while the death benefit payable under Option B varies with the Cash Value, Cash Value increases will generally reduce the term insurance amount under Option A but not under Option B. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see “Death Benefit Options- Minimum Death Benefit” ), then the cost of term insurance will vary directly with the Cash Value under both death benefit options.
If more than one rate class is in effect under a Policy (see “Rate Class”), the cost of term insurance will decrease if a Policy Owner converts from Option A to Option B and will increase if a Policy Owner converts from Option B to Option A.
Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts and in the case of group conversions which require unisex rates), age and rate class of the Insured. The actual monthly cost of term insurance rates will be based on Metropolitan Tower's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will apply to all persons of the same insuring Age, sex, and rate class whose Policies have been in force for the same length of time.
Metropolitan Tower reviews its cost of term insurance rates periodically and may adjust the rates from time to time again in the future.
Rate Class. The rate class of an Insured affects the cost of term insurance rate. Metropolitan Tower currently places Insureds into a standard rate class or rate classes involving a higher or lower mortality risk. Each such rate class is further divided into a smoker division and a nonsmoker class. In an otherwise identical Policy, Insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those Insureds in the nonsmoker rate class will have a lower cost of term insurance than those in the smoker rate class.
If a Policy Owner requests a Specified Face Amount increase at a time when the Insured is in a less favorable rate class than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the Insured's rate class improves, the lower cost of insurance rate will apply to the entire term insurance amount.
The current maximum amount that we may charge for the cost of insurance is $31.726 per $1,000 of term insurance amount and the minimum that we may charge for the cost of insurance is $0.048 per $1,000 of term insurance amount.
Monthly Policy Charges. A flat monthly Policy charge (also referred to in this Prospectus as an administration charge) of $4.75 per Policy will be deducted from Cash Value as part of the Monthly Deduction. This charge will be used to compensate Metropolitan Tower for expenses incurred in the administration of the Policy. During the first twelve Policy Months, an additional monthly charge of $0.25 per thousand dollars of Specified Face Amount was deducted from Cash Value as part of the Monthly Deduction. This charge compensated Metropolitan Tower for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's risk class, and establishing Policy records. Metropolitan Tower does not expect to derive a profit from these charges.
Charges for Additional Benefits. We charge monthly for the cost of any optional benefits added by rider (other than for the Acceleration of Death Benefit Rider) as described in the rider form.
Disability Waiver Benefit Rider. The current charge is $0.01 to $0.38 per $1,000 of term insurance amount.
Accidental Death Benefit Rider. The current charge is $0.04 to $0.07 per $1,000 of accidental death benefit face amount.
Children’s Term Insurance Benefit Rider. The current charge is $0.35 per $1,000 of child’s term insurance amount.
Spouse Term Insurance Benefit Rider. The current charge is $0.14 to $4.41 per $1,000 of spouse’s term insurance amount.
Charges Against the Separate Account
Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Tower. The amount of the charge is equivalent to an effective annual rate of 0.75% of the average daily value of the assets in the Separate Account which are attributable to the Policies.
The mortality risk assumed is that Insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Tower will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Tower. If its estimates of future mortality and expense experience are accurate, Metropolitan Tower anticipates that it will realize a profit from the mortality and expense-risk charge; however, if such estimates are inaccurate, Metropolitan Tower could incur a loss.
Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Tower may decide to make such a charge in the future (see “Tax Considerations”).
Guarantee of Certain Charges
Metropolitan Tower guarantees, and may not increase, the charges deducted from premiums, the monthly Policy charges, and the charge against the Separate Account for mortality and expense risks with respect to the Policies.
Other Charges
Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account Investment Divisions you are using.
Policy Rights
The description of rights under the Policy set forth below assumes that no riders are in effect.
Loan Privileges
Policy Loan. After the first Policy Year the Policy Owner may borrow money from Metropolitan Tower using the Policy as the only security for the loan. The smallest amount the Policy Owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the Loan Value. The Loan Value equals the Cash Surrender Value less two Monthly Deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the Cash Surrender Value (or in Texas the Policy’s Cash Surrender Value less the Monthly Deductions to the end of the Policy Year, if greater). For situations where Policy loan may be treated as taxable distribution see “Tax Considerations.”
Allocation of Policy Loan. Metropolitan Tower will allocate a Policy loan among the Fixed Account and the Investment Divisions of the Separate Account on a pro rata basis.
Interest. The interest charged on Policy loan accrues daily. In most states the interest rate is adjustable and will be set by Metropolitan Tower from time to time. An applicable interest rate will be determined for each Policy Year and will apply to any new or outstanding loan under Policy during that Policy Year. The applicable interest rate will not exceed the greater of 5% or the Monthly Average Corporate Yield shown on Moody’s Corporate Bond Yield Averages published by Moody’s Investors Service, Inc. In the event that such average published by Moody’s Investors Service, Inc. is not available Metropolitan Tower will substitute an average that is similar in nature and meets the regulatory requirements of the state in which the Policy is delivered.
In those states where an adjustable interest rate is not permitted or where a fixed interest rate must be offered as an alternative, a separate policy will be made available providing for loan interest on fixed basis. In these cases, the interest rate is currently 8% per year.
Interest payments are due at the end of each Policy Year. If unpaid within 31 days after it is due, interest will be treated as new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the Investment Divisions of the Separate Account on a pro rata basis to the Policy Loan Account.
Effect of a Policy Loan. As of the Date of Receipt of the loan request, Cash Value equal to the portion of the Policy loan allocated to the Fixed Account and to each Investment Division will be transferred from the Fixed Account and/or such Investment Divisions to Policy Loan Account within the General Account reducing the Policy’s Cash Value in the accounts from which the transfer was made.
Cash Value in the Policy Loan Account equal to Indebtedness will be credited with interest at a rate equal to the adjustable or fixed rate charged less a percentage charge based on expenses associated with Policy loans determined by Metropolitan Tower. Presently this charge is 2%. Thus, with respect to loans subject to the present fixed rate of 8%, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year regardless of whether loans are subject to a fixed rate or an adjustable rate. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT NOR WILL THE CASH

VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.
The Policy’s Cash Value in the Policy Loan Account will be the outstanding Indebtedness on the Valuation Date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the Investment Divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportion as the net premiums are then being allocated.
Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on Monthly Anniversary, Indebtedness exceeds the Cash Value minus the Monthly Deduction, Metropolitan Tower will notify the Policy Owner and any assignee of record. If sufficient payment is not made to Metropolitan Tower within 61 days from the Monthly Anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated subject to certain conditions (see “Policy Termination and Reinstatement”).
Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the Insured is living. The minimum repayment is $50. If not repaid, Metropolitan Tower will deduct Indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy's Cash Value in the Policy Loan Account securing Indebtedness will be allocated among the Fixed Account and the Investment Divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy Owner must designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.
Surrender and Withdrawal Privileges
Subject to the limitations set forth below, at any time before the earlier of the death of the Insured and the Final Date, the Policy Owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Tower. The maximum amount available for surrender or withdrawal is the Cash Surrender Value on the Date of Receipt of the request. No charge will be imposed on surrenders or partial withdrawals. For any tax consequences in connection with a partial withdrawal or surrender, see “Tax Considerations.”
Surrenders. The Policy Owner may surrender the Policy for its Cash Surrender Value. If the Policy is being surrendered, Metropolitan Tower may require that the Policy itself be returned along with the request.
A Policy Owner may elect to have the proceeds paid in a single sum or applied under an optional income plan. If the Insured dies after the surrender of the Policy and payment to the Policy Owner of the Cash Surrender Value but before the end of the Policy Month in which the surrender occurred, a death benefit will be payable to the Beneficiary in an amount equal to the difference between the Policy's death benefit and Cash Value, both computed as of the surrender date.
Partial Withdrawals. The Policy Owner may make a partial withdrawal from the Policy's Cash Surrender Value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's Cash Value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the Investment Divisions of the Separate Account on a pro rata basis.
When death benefit Option A is in effect, any partial withdrawal will reduce the Specified Face Amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the Specified Face Amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the Specified Face Amount previously have occurred, a partial withdrawal when Death Benefit Option

A is in effect will reduce the Specified Face Amount in the same manner as would a direct request by the Policy Owner to reduce the Specified Face Amount (see “Policy Benefits-Decreases”).
A Policy Owner will not be permitted to make any partial withdrawal that would reduce the Specified Face Amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy Years or one-half the Minimum Initial Specified Face Amount thereafter (see “Policy Benefits-Decreases”), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules (see “Premiums-Premium Limitations”). A partial withdrawal will also not be permitted if the resulting Cash Surrender Value would be less than $500. Any time a request for a partial withdrawal is received that would reduce the Specified Face Amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the Cash Surrender Value below $500, Metropolitan Tower will not implement the partial withdrawal request, but will contact the Policy Owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full Cash Surrender Value.
Exchange Privilege
During the first 24 Policy Months following the issuance of the Policy, the Policy Owner was able to exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, notwithstanding any limitations on transfers described in “Allocation of Premiums and Cash Value-Cash Value Transfers,” and the allocation of all future net premiums to the Fixed Account. This, in effect, served as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge was imposed on such transfer in exercising this exchange privilege. Moreover, the Policy Owner may subsequently transfer amounts back to one or more of the Investment Divisions of the Separate Account at any time, within the limitations described in “Allocation of Premiums and Cash Value-Cash Value Transfers.”
In those states which require it, the Policy Owner could have also, during the first 24 Policy Months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's Cash Surrender Value would have been transferred to the General Account of Metropolitan Life.
The Fixed Account
A Policy Owner may allocate net premiums and transfer Cash Value to the Fixed Account, which is part of the General Account of Metropolitan Tower. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”) and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. The Fixed Account and the General Account are not subject to the provisions or the restrictions of the 1933 Act or the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
General Description
This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Policy itself.

The General Account consists of all assets owned by Metropolitan Tower other than those in the Separate Account and other separate accounts. Subject to applicable law, Metropolitan Tower has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of Metropolitan Tower.
A Policy Owner may elect to allocate net premiums to the Fixed Account or to transfer Cash Value from the Investment Divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy Owner to share in the investment experience of the General Account. Instead, Metropolitan Tower guarantees that Cash Value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metropolitan Tower is not obligated to credit interest at any higher rate, although Metropolitan Tower may, in its sole discretion, do so.
Fixed Account Benefits
The Policy Owner may select either death benefit Option A or B under the Policy and may change such option or the Policy's Specified Face Amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see “Policy Benefits-Death Benefits”).
Fixed Account Cash Value
Net premiums allocated to the Fixed Account are credited to the Policy. The Company guarantees that interest credited to each Policy Owner's Cash Value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. The Company may declare any rate of interest in excess of 4% at any time, subject to the following conditions: the Company will not decrease the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, the Company will not decrease the rate of excess interest for a period of twelve months from the date declared. The Company may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to Cash Value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.
The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's Cash Value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.
ANY INTEREST METROPOLITAN TOWER CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN TOWER. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The Cash Value in the Fixed Account will be calculated on each Valuation Date.
The Policy's Cash Value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the Investment Divisions of the Separate Account, any Policy Indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.
The portion of the Monthly Deduction attributable to the Fixed Account will be determined as of the actual Monthly Anniversary, even if the Monthly Anniversary does not fall on a Valuation Date.

Transfers, Withdrawals, Surrenders, and Policy Loans
Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the Investment Divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see “Allocation of Premiums and Cash Value-Cash Value Transfers;” “Loan Privileges;” “Surrender and Withdrawal Privileges”).
Metropolitan Tower reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see “Other Policy Provisions-Payment and Deferment”). Payments to pay premiums on another policy with Metropolitan Tower or Metropolitan Life Insurance Company will not be delayed.
Other Policy Provisions
Policy Owner. The owner of a Policy is the Insured unless another Policy Owner has been named in the application for the Policy. The Policy Owner is entitled to exercise all rights under a Policy while the Insured is alive, including the right to name a new owner or a contingent owner who would become the Policy Owner if the Policy Owner should die before the Insured dies.
Beneficiary. The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. The Policy Owner may name a contingent beneficiary to become the Beneficiary if all the Beneficiaries die while the Insured is alive. If no Beneficiary or contingent beneficiary is alive when the Insured dies, the Policy Owner (or the Policy Owner's estate) will be the Beneficiary. While the Insured is alive, the Policy Owner may change any Beneficiary or contingent beneficiary by written notice to our Designated Office.
If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless the Policy Owner has chosen otherwise.
Incontestability. Metropolitan Tower will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Tower will not contest the validity of any increase in the death benefit after such increase has been in force during the Insured's lifetime for two years from its effective date.
Suicide. The insurance proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years (or a lesser period if required by State law) from the Date of Policy. Instead, Metropolitan Tower. will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the Insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (or a lesser period if required by State law) from the effective date of any increase in the death benefit, Metropolitan Tower's liability with respect to such increase will be limited to the cost thereof.
Age and Sex. If the Insured's Age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.
Collateral Assignment. The Policy Owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Tower is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Tower is not responsible for the validity of any assignment or release thereof.

Payment and Deferment. With respect to amounts in the Investment Divisions of the Separate Account, payment of the death benefit, all or a portion of the Cash Surrender Value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Tower will pay interest on the amount of death benefit at a rate which is currently 4% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.
However, Metropolitan Tower may defer the determination, application or payment of any such amount or any transfer of Cash Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), if trading on the New York Stock Exchange is restricted as determined by the SEC, for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Tower to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy Owners, or we may also suspend or postpone payment for a withdrawal when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is age 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to the Fixed Account and provide notification to you, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the Policy that a hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by you as a person we may contact should we not be able to contact you or if you are a Specified Adult and we reasonably believe or suspect that you have or are being financially exploited. The Trusted Contact Person may be changed by you by contacting our Designated Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order. Metropolitan Tower will not defer a loan used to pay premiums on other policies issued by it.
As with traditional life insurance, Metropolitan Tower can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.
Dividends. The Policies are nonparticipating. This means. that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Tower's surplus.
The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policy
DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (833) 642-1007, or on line at www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Policies are no longer offered for sale.

Commissions and Other Cash Compensation
The Policies were sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Metropolitan Tower, were also licensed life insurance sales representatives and registered representatives of broker-dealers, including prior affiliated broker-dealers. Maximum commissions payable during the first Policy Year to writing representatives were 55% of the commissionable premium plus 5% of the excess of the premium paid over the commissionable premium. The commissionable premium is equal to $500 plus an amount per thousand dollars of Specified Face Amount which varies by the Age and sex of the Insured and with the existence of certain optional insurance benefits. The commissionable premium may be less than the amount of premium actually paid. Writing representatives may have been required to return all or part of the first year commission if the Policy is not continued through the first Policy Year. Renewal commissions in Policy Years 2 through 4 is 3% of premiums paid and were payable to the writing representative. Service commissions in Policy Years 2 through 10 is 2% of premiums paid. Service commissions in Policy Years 11 and after is 1% of premiums paid.
The sales managers that were formerly affiliated with Metropolitan Tower receive (i) a commission not to exceed 16% of first year commissions credited to the writing representative, (ii) a commission not to exceed 16% of renewal and service commissions paid to the writing representative in Policy Years 2 and later and (iii) a commission not to exceed 35% of service commissions credited to the servicing representative after the first Policy Year.
The commissions are paid by the Distributor and reimbursed by Metropolitan. Tower. They do not result in any charges against the Policy in addition to those set forth under “Charges and Deductions.” We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
Other Payments
We and the Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of benefits, not all of which may be available under the Policy. Such discussion does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.
In some circumstances, Policy Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Policy Owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policy Owner should not be treated as the Policy Owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Policy Owners from being treated as the Policy Owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.
In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 if a material increase in the death benefit or other material change was made on or after August 18, 2006. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).
Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to Premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a modified endowment contract. In general a Policy will be classified as a modified endowment contract if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:
(1)
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
(2)
Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1∕2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies. All modified endowment contracts that are issued by Metropolitan Tower (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has determined that income received by non-resident aliens and bona fide residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.
Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
Overloan Protection Rider. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Internal Revenue Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Other Policy Owner Tax Matters. The application of certain tax rules after the insured's age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured’s attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s attained age 121.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of Premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.
Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Internal Revenue Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy's cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a Premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Policy Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
MetLife’s Income Taxes
Under current federal income tax law, MetLife is not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Metropolitan Life's federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. Metropolitan Tower may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since Metropolitan Tower is the owner of the assets from which the tax benefits are derived.

LEGAL PROCEEDINGS
In the ordinary course of business, Metropolitan Tower, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, Metropolitan Tower does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its obligations to the Separate Account or of Metropolitan Tower to meet its obligations under the Policies.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of Metropolitan Tower are located in the Statement of Additional Information. Metropolitan Tower’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000508. You can also request this information at no cost by calling (833) 642-1007 or by sending an email request to RCG@metlife.com. Updated performance information for the Portfolios is also available at www.metlife.com or by calling (833) 642-1007.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.73%	4.62%	2.16%	5.53%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	1.51%	-0.05%	1.66%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	5.11%	2.34%	1.68%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	13.86%	8.40%	8.39%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	21.69%	13.51%	12.46%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.69%	17.77%	8.56%	9.91%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	16.42%	9.71%	10.10%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	24.67%	14.23%	12.82%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.66%	39.34%	10.89%	12.29%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	13.47%	8.32%	10.10%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.56%	4.88%	1.01%	2.95%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
The fee and expense information regarding the Portfolios was provided by those Portfolios.
A-2

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information dated the same date as this Prospectus, which is legally part of this Prospectus.
Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may view the Statement of Additional Information, by logging on to our website at dfinview.com/metlife/tahd/MET000508 or you may obtain a copy of the Statement of Information without charge, by calling (833) 642-1007. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling your registered representative.
For Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, Beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at (833) 642-1007.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
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EDGAR ID: C000032035

Flexible Premium Multifunded Life Insurance Policies
Issued by
Metropolitan Tower Separate Account Two of
Metropolitan Tower Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION (PART B)
April 28, 2025
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2025 for the Flexible Premium Multifunded Life Insurance Policies (the “Policies”) issued by Metropolitan Tower Life Insurance Company (“Metropolitan Tower,” the “Company,” “we,” “us” or “our”) and should be read in conjunction therewith. A copy of the Prospectus may be found on line at dfinview.com/metlife/tahd/MET000508, or by calling (833) 642-1007 or by writing to our Designated Office. Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus.
The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS, File No. 811-04189, filed by the Separate Account with the SEC on April 15, 2025.
SAI-1

Table of Contents

Page
GENERAL INFORMATION AND HISTORY	SAI-3
The Company	SAI-3
The Separate Account	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-3
DISTRIBUTION OF THE POLICIES	SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES	SAI-4
LIMITS TO METROPOLITAN’S RIGHT TO CHALLENGE THE POLICY	SAI-4
MISSTATEMENT OF AGE OR SEX	SAI-4
REPORTS	SAI-5
PERSONALIZED ILLUSTRATIONS	SAI-5
REGISTRATION STATEMENT	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-5
INDEPENDENT AUDITOR	SAI-6
FINANCIAL STATEMENTS	SAI-6
SAI-2

GENERAL INFORMATION AND HISTORY
The Company
Metropolitan Tower Life Insurance Company is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and effective the close of business on April 27, 2018, and is subject to the laws of the state of Nebraska. Metropolitan Tower Life Insurance Company is licensed to issue business in fifty states and the District of Columbia, Canada and Puerto Rico. Metropolitan Tower Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc, which is a holding company. The principal executive offices of Metropolitan Tower Life Insurance Company are located at 200 Park Avenue, New York, NY 10166. Metropolitan Tower Life Insurance Company is a provider of annuities, employee benefits and asset management.
The Company is currently actively selling a broad range of insurance products, including group annuity contracts, structured settlement annuities, bank, corporate or trust owned life insurance used to finance non-qualified benefit programs for executives, guaranteed investment contracts, funding agreements, as well as reinsuring longevity risk associated with pension schemes located in the UK. While the Company is not actively selling variable annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals this business has a significant impact on the financial statements of the Company.
The Separate Account
Metropolitan Tower Life Separate Account Two was established by Metropolitan Tower pursuant to the Delaware Insurance Law on September 18, 1984. The Separate Account is the funding vehicle for the Policies and other variable life insurance policies that we issued. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the Nebraska Insurance Commissioner regulates Metropolitan Tower and the Separate Account.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds: We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
●
The New York Stock Exchange has an unscheduled closing.
●
There is an emergency so that we could not reasonably determine the investment experience of a Policy.
●
The Securities and Exchange Commission (“SEC”) determines that an emergency exists.
●
The SEC by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
●
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
●
We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of death to the date we pay them. Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest: The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract
SAI-3

owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
DISTRIBUTION OF THE POLICIES
Our affiliate, MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166 (“Distributor”), serves as principal underwriter for the Policies. The Distributor is a Missouri corporation organized in 2000. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. The Distributor may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. The Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.
The Policies are no longer offered for sale.
The Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2024	$35,329	$0
2023	$44,986	$0
2022	$65,642	$0
ADDITIONAL INFORMATION ABOUT CHARGES
The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the Insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the Insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.
LIMITS TO METROPOLITAN’S RIGHT TO CHALLENGE THE POLICY
Generally, we can challenge the validity of your Policy or a rider during the Insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the Insured’s lifetime from receipt of the premium payment. However, if the Insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured’s lifetime from its effective date.
MISSTATEMENT OF AGE OR SEX
If we determine, while the Insured is still living, that there was a misstatement of Age or (if the Policy is not unisex) sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the Insured, we determine that the application misstates the Insured’s Age or sex, the Policy’s death benefit will be the amount which would be bought by the most recent Monthly Cost of Insurance, based on the Insured’s correct age and, if the Policy is not unisex, correct sex.
SAI-4

REPORTS
We will send you an annual statement showing your Policy’s death benefit, Cash Value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
Periodic reports containing the financial statements of the Portfolios will also be made available to you. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or Insured’s characteristics. The illustrations are intended to show how the death benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0.0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, Insured risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the Cash Surrender Value and the death benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.
REGISTRATION STATEMENT
This Statement of Additional Information and the Prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Tower Separate Account Two as of December 31, 2024, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
SAI-5

INDEPENDENT AUDITOR
The financial statements of Metropolitan Tower Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of the Separate Account and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-04189, filed by the Separate Account with the SEC on April 15, 2025. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-6

Part C.
Other Information
Item 30. Exhibits
(Note: Because some of the exhibits listed below are available on the Commission’s EDGAR system, Registrant has not hyperlinked this Exhibit list to the documents listed. See Securities Act Rule 411(d).)
(a)
Resolution of Board of Directors of Metropolitan Tower effecting the establishment of Metropolitan Tower Separate
Account Two (Incorporated by reference to the initial filing of this Registration Statement on December 21, 1984.)

(b)		Custodian Agreements. None
(c)	(i)	Form of Selected Broker Agreement (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form S-6 (File No. 33-47927) on April 30, 1997.)
(ii)
Principal Underwriting Agreement with MetLife Investors Distribution Company dated October 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-6 (File
No. 002-95019) filed on April 21, 2022.)

(iii)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September
2012 (Incorporated herein by reference to Post- Effective Amendment No. 27 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)
Flexible Premium Multifunded Variable Life Policy (including alternate pages as required by state law) with form of riders (Incorporated herein by reference in Post-Effective Amedment No. 5 to this Registration Statement on Form S-6
(File No. 33-47927) on April 30, 1997.)

(ii)
New York Endorsement to Flexible Premium Multifunded Life Insurance Policy (Incorporated by reference to the filing of Post-Effective Amendment No. 5 to this Registration Statement on Form S-6 (File No. 33-47927) on April 30, 1997.)

(iii)
Additional alternate pages required by state law (Incorporated by reference to the filing of Post-Effective Amendment
No. 5 to this Registration Statement on Form S-6 (File No. 33-47927) on April 30, 1997.)

	(iv)	Riders for Accelerated Death Benefit (Incorporated by reference to the filing of Post-Effective Amendment No. 5 to this Registration Statement on Form S-6 (File No. 33-47927) on April 30, 1997.)
(e)	(i)
Revised Application Form for Flexible Premium Multifunded Life Insurance Policy and Form of Receipt and Temporary
Insurance Agreement (Incorporated by reference to the filing of Pre-Effective Amendment No. 2 to this Registration
Statement on Form S-6 (File No. 2-95019) on November 27, 1985.)

(f)	(i)
Articles of Domestication and Amended and Restated Articles of Incorporation for Metropolitan Tower Life Insurance
Company dated April 16, 2018 (Incorporated by reference to Post-Effective Amendment No. 18 to this Registration
Statement on Form N-6 (File No. 002-95019) filed November 20, 2020.)

(ii)
Amended Restated Bylaws of Metropolitan Tower Life Insurance Company Effective April 27, 2018 (Incorporated by
reference to Post-Effective Amendment No. 18 to this Registration Statement on Form N-6 (File No. 002-95019) filed
November 20, 2020.)

(g)
Coinsurance and Modified Coinsurance Agreement between Metropolitan Tower Life Insurance Company and
Commonwealth Annuity and Life Insurance Company dated November 16, 2023. (Incorporated herein by reference to
Post-Effective Amendment No. 26 to this Registration Statement on Form N-6 (File No. 002-95019) filed on April 23,
2024.)

(h)	(i)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Tower Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated by
reference to Post-Effective Amendment No. 23 to this Registration Statement on Form N-6 (File No. 002-95019) filed
April 29, 2021.)

(a)
Amendment to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I,
Metropolitan Tower Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities,
LLC. (Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement on Form N-6
(File No. 002-95019) filed April 29, 2021.)

(ii)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated by reference to Post-
Effective Amendment No. 23 to this Registration Statement on Form N-6 (File No. 002-95019) filed April 29, 2021.)

(b)
Amendment to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II,
Metropolitan Tower Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities,
LLC. (Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement on Form N-6
(File No. 002-95019) filed April 29, 2021.)

(i)		Administrative Contracts. None
(j)		Other Material Contracts. None.
(k)
Legal Opinion. Opinion and consent of Counsel as to the legality of the securities being registered. (Incorporated by reference to the filing of Pre-Effective Amendment No. 5 to this Registration Statement on Form S-6 (File No. 33-47927)
on April 30, 1997.).

(l)		Actuarial Opinion. None
(m)		Calculation. None.
(n)		Consents of Independent Registered Public Accounting Firm & Independent Auditor (Filed herewith.)
(o)		Omitted Financial Statements. None
(p)	(i)	Method of Computing Exchange pursuant to Rule 6e-3(T)(b)(13)(v)(B) under the Investment Company Act of 1940 (not required because there will be no cash value adjustments).
(ii)
Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated by reference to the filing of Post-Effective Amendment No. 8 to this Registration Statement on Form S-6 (File No. 2-95019) on March 28,
1988.)

(iii)
Second memoranda describing certain procedures filed pursuant to Rule 6e- 3(T)(b)(12)(iii) (Incorporated by reference to the filing of Post-Effective Amendment No. 12 to this Registration Statement on Form S-6 (File No. 33-
47927) on April 10, 2001.)

(iv)
Additional memoranda describing certain procedures filed pursuant to Rule 6e- 3(T)(b)(12)(iii) (Incorporated by reference to the filing of Post-Effective Amendment No. 5 to this Registration Statement on Form S-6 (File No. 33-47927)
on April 30, 1997.)

(q)		Redeemability Exemption. None.
(r)		Form of Initial Summary Prospectus. Not applicable.
(s)	(i)
Powers of Attorney for Michael D. Borowski, Steven D. Caldwell, Graham S. Cox, Kevin Mackay and Charles Scully for
Metropolitan Tower Life Insurance Company and its designated Separate Accounts. (Incorporated by reference to Post-
Effective Amendment No. 25 to this Registration Statement on Form N-6 (File No. 002-95019) filed April 20, 2023.)

(ii)
Powers of Attorney for Dimitri Lorenzen for Metropolitan Tower Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement on
Form N-6 (File No. 002-95019) filed on April 23, 2024.)

(iii)
Powers of Attorney for each of Dan P. Antilley, Jr., Susan N. Flannery, Kim Gordon, Yafei Huang and Tara Wolf for
Metropolitan Tower Life Insurance Company and its designated Separate Accounts. (Filed herewith.)

Item 31. Directors and Officers of Depositor
Name, Principal Occupation and Business Address	Position and Offices with Depositor
Michael D. Borowski 200 Park Avenue New York, NY 10016	Director
Tara Wolf 200 Park Avenue New York, NY 10016	Senior Vice President and Director
Kelli J. Buford 200 Park Avenue New York, NY 10016	Secretary
Susan N. Flannery 200 Park Avenue New York, NY 10016	Director

Name, Principal Occupation and Business Address	Position and Offices with Depositor
Charles Connery 200 Park Avenue New York, NY 10016	Vice President and Treasurer
Graham S. Cox 200 Park Avenue New York, NY 10016	President, Presiding Officer of the Board and Director
Kim Gordon 200 Park Avenue New York, NY 10016	Senior Vice President, Chief Financial Officer and Director
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10016	Senior Vice President and Chief Information Security Officer
Kevin Mackay 200 Park Avenue New York, NY 10016	Director
Dimitri Lorenzon 200 Park Avenue New York, NY 10016	Senior Vice President and Director
Charles Scully 200 Park Avenue New York, NY 10016	Executive Vice President, Executive Investment Officer, Chief Hedging Officer and Director
Yafei Huang 200 Park Avenue New York, NY 10016	Vice President and Controller
Thomas J. Schuster 200 Park Avenue New York, NY 10016	Senior Vice President
Jay Wang 200 Park Avenue New York, NY 10016	Senior Vice President
Set forth below is a list of certain principal officers of Metropolitan Tower Life Insurance Company. The principal business address of each officer of Metropolitan Tower Life Insurance Company is 200 Park Avenue, New York, New York 10166.
Name	Position with Metropolitan Tower Life Insurance Company
Tara Wolf	Senior Vice President
Charles Connery	Vice President and Treasurer
Steven Caldwell	Executive Vice President
Graham Cox	President and Presiding Officer of the Board
Kim Gordon	Senior Vice President and Chief Financial Officer
Dan P. Antilley, Jr.	Vice President and Chief Information Security Officer
Dimitri Lorenzon	Senior Vice President
Michael Schmidt	Vice President
Yafei Huang	Vice President and Controller
Thomas J. Schuster	Senior Vice President
Jay Wang	Senior Vice President

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2024
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2024. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	ML 225 6th Street Member LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
	6.	ML Bellevue Member LLC (DE)
	7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	8.	CC Holdco Manager, LLC (DE)
	9.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	10.	6104 Hollywood, LLC (DE)
	11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	12.	MetLife Securitization Depositor LLC (DE)
	13.	WFP 1000 Holding Company GP, LLC (DE)
	14.	MTU Hotel Owner, LLC (DE)
	15.	MetLife Water Tower Owner LLC (DE)
	16.	Missouri Reinsurance, Inc. (CYM)
	17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)
		b.	The Building at 575 Fifth Retail Owner LLC (DE)
	18.	23rd Street Investments, Inc. (DE)
		a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

	1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Metropolitan Tower Realty Company, Inc. (DE)
22.	Midtown Heights, LLC (DE)
23.	MetLife Legal Plans, Inc. (DE)
24.	MetLife Next Gen Ventures, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)
31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	MSV Irvine Property, LLC (DE) - 96% of MSV Irvine Property, LLC is owned by Metropolitan Life Insurance Company and 4% is owned by Metropolitan Tower Realty Company, Inc.
34.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
35.	St. James Fleet Investments Two Limited (CYM)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)
39.	ML Clal Member 2.0, LLC (DE)
40.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
41.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
42.	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
43.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
44.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
45.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
46.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
47.	ML Dolphin Mezz, LLC (DE)

	a.	ML Dolphin GP, LLC (DE)
48.	Haskell East Village, LLC (DE)
49.	ML Sloan’s Lake Member, LLC (DE)
50.	ML 610 Zane Member, LLC (DE)
51.	HD Owner LLC (DE)
52.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
53.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
54.	Boulevard Residential, LLC (DE)
55.	MetLife Ontario Street Member, LLC (DE)
56.	Pacific Logistics Industrial South, LLC (DE)
57.	MetLife Ashton Austin Owner, LLC (DE)
58.	MetLife Acoma Owner, LLC (DE)
59.	1201 TAB Manager, LLC (DE)
60.	MetLife 1201 TAB Member, LLC (DE)
61.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
62.	ML 300 Third Member LLC (DE)
63.	MNQM TRUST 2020 (DE)
64.	MetLife RC SF Member, LLC (DE)
65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	ML Sentinel Square Member, LLC (DE)
70.	MetLife THR Investor, LLC (DE)
71.	ML Matson Mills Member LLC (DE)
72.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
73.	Southcreek Industrial Holdings, LLC (DE)
74.	ML OMD Member, LLC (DE)
75.	MetLife OFC Member, LLC (DE)
76.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
77.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
78.	MetLife GV Owner LLC (DE)
79.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
	1)	MMP Holdings III, LLC (DE)

			a)	MMP Cedar Street REIT, LLC (DE)
				(1)	MMP Cedar Street OWNER, LLC (DE)
			b)	MMP South Park REIT, LLC (DE)
				(1)	MMP South Park OWNER, LLC (DE)
			c)	MMP Olivian REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
80.	MC Portfolio JV Member, LLC (DE)
81.	Pacific Logistics Industrial North, LLC (DE )
82.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
83.	ML One Bedminster, LLC (DE)
84.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
85.	ML-AI MetLife Member 3, LLC (DE)
86.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
87.	ML-AI MetLife Member 5, LLC (DE)
88.	MetLife HCMJV 1 GP, LLC (DE)
89.	MetLife HCMJV 1 LP, LLC (DE)
90.	ML Corner 63 Member, LLC (DE)
91.	MCRE BLOCK 40, LP (DE)
92.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
93.	MetLife Japan US Equity Owners LLC (DE)
94.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
95.	MMP Owners, LLC (DE)
96.	ML AG Member (DE)
97.	10700 Wilshire, LLC (DE)
98.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)
100.	Viridian Miracle Mile, LLC (DE)
101.	MetLife Boro Station Member, LLC (DE)
102.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
103.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)
				(1)	LHCW Hotel Holding (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
104.	White Tract II, LLC (DE)
105.	MetLife 1007 Stewart, LLC (DE)
106.	MetLife OBS Member, LLC (DE)
107.	MetLife SP Holdings, LLC (DE)

		a.	MetLife Private Equity Holdings, LLC (DE)
	108.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	109.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
		a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
	110.	MetLife Chino Member, LLC (DE)
	111.	MetLife 8280 Member, LLC (DE)
	112.	MetLife Campus at SGV Member LLC (DE)
	113.	MNQM Trust Holdings LLC (DE)
	114.	ML 240 West 35th Owner LLC (DE)
		a.	40 West 35th Fund LP (DE)
	115.	ML Artisan Crossing PE Member, LLC (DE)
	116.	ML 1960 Grand LLC (DE)
		a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
		b.	1960 Grand Venture LLC (DE)
		c.	1960 Grand Owner LLC (DE)
	117.	TOV Owner LLC (DE)
	118.	MZO Owner LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)

	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
			4)	MetLife Japan 1960 Grand Blocker LLC (DE)
			5)	240 West 35th GP LLC (DE)
			6)	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)
			7)	MetLife Japan US Equity Owners (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company I GmbH (Swiss)
		a.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
			1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, 10.0000315938813% is owned by MetLife Global
Holding Company I GmbH, International Technical and Advisory Services Limited, Borderland Investments
Limited and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is
held by MetLife UK Management Company Limited (England/UK).

				a)	Fundación MetLife Mexico, A.C.
			7)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

				(2)	MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.

b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
	(1)	MAXIS Services, LLC (DE)
		(a)	MAXIS Insurance Brokerage Services, Inc. (DE)
c)	MetLife Asia Limited (Hong Kong)
d)	MetLife International Limited, LLC (DE)
e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. Metropolitan Global Management LLC is a
DE LLC and is considered domiciled in Ireland from a tax perspective.

	(2)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
		(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
			i.	MetLife Financial Services, Co., Ltd. (South Korea)
		(b)	MetLife UK Management Company (Limited) (England/UK)
		(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
			ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
	(3)	MetLife Ireland Treasury d.a.c (Ireland)
		(a)	MetLife General Insurance Limited (Australia)
		(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
			i.	MetLife Services Pty Limited (Australia)
			ii.	MetLife Investments Pty Limited (Australia)
1)
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and
Investment Trust is a trust vehicle, the trustee of which is MetLife Investments
PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance
PTY Limited.

			i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

			m)	PNB MetLife India Insurance Company Limited - 48.9155% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)
	c.	MetLife Asia Holding Company Pte. Ltd. (Singapore)
	d.	MetLife Innovation Centre Pte. Ltd (Singapore)
	e.	ALICO Operations LLC (DE)
		1)	MetLife Seguors S.A (Uruguay)
		2)	MetLife Asset Management Japan, Ltd.
	f.	MetLife Asia Services Sdn. Bhd (Malaysia)
	g.	MetLife EU Holding Company Limited (Ireland)
		1)	MetLife Services Cyprus Ltd (Cyprus)
		2)	MetLife Solutions S.A.S. (France)
		3)	Agenvita S.r.l. (Italy)
			a)	MetLife Services Sociead Limitada (Spain)
			b)	MetLife Europe d.a.c. (Ireland)
			c)	MetLife Pension Trustees Limited (England/UK)
		4)	MetLife Europe Insurance d.a.c.
		5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

		7)	MetLife UK Limited (UK)
		8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
			a)	MetLife Investments Asia (Hong Kong)
			b)	MetLife Investments Limited (England/UK)
			c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
			d)	MetLife Investment Management Europe Limited (Ireland)
			e)	Affirmative Investment Management Partners Ltd (UK)
			f)	Affirmative Investment Management Australia Pty Ltd (Australia)
6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
	a.	Global Properties, Inc. (DE)

	7.	International Technical and Advisory Services Limited (DE)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

			6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.

	7)	MetLife International PE Fund VIII, LP (CYM)
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Navy Yard Member, LLC (DE)
j.	ML 335 8th PE Member, LLC (DE)
k.	ML Bellevue Manager, LLC (DE)
l.	1350 Eye Street Manager, LLC (DE)
m.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

		a)	MetLife Core Property REIT, LLC (DE)
		b)	HM Sleepy Hollow LLC (DE)
		c)	Sleep Hollow Residences LLC (DE)

d)
MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF
Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP
SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial -
Kellwood, LLC; MCP SoCal Industrial -Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal
Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP EnV Chicago, LLC;
MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak,
LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC;
MCP West Fork, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At
Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP
Broadstone, LLC; ; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC;
MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP
Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA
II, LLC (100%); MCP West Broad Michaeletplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP
Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC
(100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC;
MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP
Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP
Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC;
MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at
Osborn, LLC; MCP Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain
Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93
Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220
York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member,
LLC; MCP Bradford, LLC; MCP 50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%);
MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West
Highland, LLC; MCP Longhaven Estates Member, LLC. Mountain Technology Center A, LLC; Mountain
Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology Center D, LLC;
Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce Center 5, LLC;
MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue Industrial
Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC (79.81%)
and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LL MCP HH Hotel LB, LLC; MCP HH
Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23 Residential Owner, LLC; MCP
Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP
249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley
Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC; MCP MCFA
Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3, LLC;
MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC; Sleepy Hollow Residences LLC.

			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
			(3)	93 Red River, LP (DE)
	2)	MCPF Feeder A, LP (CYM)
n.	MetLife Senior Direct Lending GP, LLC (DE)
1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)

3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

o.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
p.	MIM Campus at SGV Manager, LLC (DE)
q.	MIM Clal General Partner 2.0, LLC (DE)
r.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
s.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties

			(1)	MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)

t.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR Jimmy Deloach Preferred Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
		(f)	MSFR Smith Cline Farm Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
u.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
v.	MetLife Loan Asset Management LLC (DE)
w.	225 6th Street Manager LLC (DE)
x.	MIM CM Syndicator LLC (DE)
y.	MAV G1 Trust Holdings LLC (DE)
z.	MAV G1 (DE)
aa.	ML - URS Port Chester SC Manager, LLC (DE)
bb.	Hampden Square Manager LLC (DE)
cc.	MLIA SBAF Manager, LLC (DE)
dd.	MLIA SBAF Colony Manager LLC (DE)
ee.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
ff.	ML Terminal 106 Manager, LLC (DE)

gg.	MIM Steel House Manager, LLC (DE)
ii.	MIM Rincon Manager, LLC (DE)
jj.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
kk.	MetLife MMPD II Special, LLC (DE)
ll.	MetLife Senior Direct Lending GP II, LLC (DE)
	1)	MetLife Senior Direct Lending Fund II, LP
mm.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property
Management, LLC; MEC Whiteland Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The
Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
nn.	Commonwealth ML Manager LLC (DE)
oo.	GV Venture Manager LLC (DE)
pp.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

qq.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long
Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

rr.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II, LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). “.16%” of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

ss.	CW Property Manager LLC (DE)
	1)	MAG Manager LLC (DE)

tt.	MIM OMD Manager LLC (DE)
uu.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
ww.	1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

xx.	MIM Alder Avenue Industrial Manager, LLC (DE)
yy.	MIM Valley Boulevard Industrial Manager, LLC (DE)
zz.	MIM Intersect Manager, LLC (DE)
aaa.	Water Tower Manager LLC (DE)
bbb.	MMIP Manager, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ddd.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
eee.	MIM Cooperative Manager, LLC (DE)
fff.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 57.94% of the Fund. The remainder is held by third parties.

ggg.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

hhh.	CW Property Manager LLC (DE)
iii.	Commonwealth ML Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MSFR Acquisition, LLC (DE)
mmm.	MSFR Meridian McCordsville Member, LLC (DE)
nnn.	MetLife Single Family Rental Feeder A, LP (DE)
ooo.	MetLife Single Family Rental Holdings A, LP (DE)
ppp.	1960 Grand Manager LLC (DE)
qqq.	1960 Grand GP LLC (DE)
rrr.	MetLife Japan 1960 Grand Blocker LLC (DE)
sss.	ML 1960 Grand LLC (DE)
ttt.	240 West 35th GP LLC (DE)

			1)	240 West 35th Fund LP (DE
		uuu.	240 West 35th Manager LLC (DE)
		vvv.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
			1)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			2)	MORE Originator, LLC (DE)
				a)	MORE Holdco I, LLC (DE)
3)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the “Feeder
Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt Fund, LP. The
Feeder Fund is currently being offered to third parties for investment.

		www.	MetLife Senior Direct Lending GP II, LLC (DE)
			1)	MetLife Senior Direct Lending Fund II, LP (DE)
			2)	MetLife MMPD II Special, LLC (DE)
		xxx.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
1)
MetLife Opportunistic Real Estate Debt Fund, LP (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company
(30%), Metropolitan Tower Life Insurance Company (20%) and MetLife Reinsurance Company of Hamilton, Ltd.
(50%). The Fund is currently being offered to third parties for investment

				a)	MORE Originator, LLC (DE)
(1) MORE Holdco I, LLC (DE)
b)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the
“Feeder Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt
Fund, LP. The Feeder Fund is currently being offered to third parties for investment.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)
N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.	MetLife Insurance Brokerage, Inc. (NY)
W.	MetLife Reinsurance Company of Vermont (VT)
X.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)

1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Y.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Life Separate Account One
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account 27
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Office	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick One MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Eric Latalladi 200 Park Avenue New York, NY 10166	Director and Senior Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President, Chief Financial Officer and Chief Accounting Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President

(c)
Compensation to the Distributor. The following table shows all commissions and other compensation received, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$35,329	$0	$0	$0
Item 35. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
Metropolitan Tower Life Insurance Company, 200 Park Avenue, New York, NY 10166
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 36. Management Services.
Not Applicable.
Item 37. Fee Representation.
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the variable annuity contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Metropolitan Life Insurance Company under the Contract.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 22nd day of April, 2025.
Metropolitan Tower Life Separate Account II (Registrant)
By:	Metropolitan Tower Life Insurance Company (Depositor)

By:	/s/ Michael Schmidt
Michael Schmidt
Vice President

Metropolitan Tower Life Insurance Company (Depositor)
By:	/s/ Michael Schmidt
Michael Schmidt
Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on April 22, 2025.
Signature	Title
*
Graham Cox	President, Presiding Officer of the Board and Director
*
Kim Gordon	Senior Vice President, Chief Financial Officer and Director
*
Dan P. Antilley, Jr.	Senior Vice President and Chief Information Security Officer
*
Yafei Huang	Vice President and Controller
*
Dimitri Lorenzon	Senior Vice President and Director
*
Tara Wolf	Senior Vice President and Director
*
Kevin Mackay	Director
*
Charles Scully	Director
*
Michael Borowski	Director
*
Susan N. Flannery	Director

By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 22, 2025
*
Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.